EXHIBIT 99.3

                                                                  EXECUTION COPY







                          REGISTRATION RIGHTS AGREEMENT



                          dated as of September 8, 1998



                                     between



                           AERIAL COMMUNICATIONS, INC.


                                       and


                                   SONERA LTD.

                                TABLE OF CONTENTS

                                                                           Page



Section 1.  Definitions and Usage............................................2
            ---------------------

Section 2.  Demand Registration..............................................8
            -------------------

Section 3.  Piggyback Registration..........................................12
            ----------------------

Section 4.  Registration Procedures.........................................13
            -----------------------

Section 5.  Holder's Obligations............................................18
            --------------------

Section 6.  Expenses of Registration........................................19
            ------------------------

Section 7.  Indemnification; Contribution...................................20
            -----------------------------

Section 8.  Holdback........................................................26
            --------

Section 9.  Amendment, Modification and Waivers; Further Assurances.........27
            -------------------------------------------------------

Section 10. Assignment and Assumption.......................................27
            -------------------------

Section 11. Miscellaneous...................................................29
            -------------

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September 8, 1998, between AERIAL COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and SONERA LTD., a limited liability company organized under the laws of the Republic of Finland and formerly known as Sonera Corporation (the "Holder").

                                    RECITALS
                                    --------

                  WHEREAS, the parties hereto hereby desire to set forth the Holder's rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

                  NOW, THEREFORE, in consideration of the investment by the Holder in the AOC Common Stock pursuant to the Purchase Agreement and the Investment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1.  Definitions and Usage.  As used in this Agreement:

                  1.1.  Definitions.

                  Agent. "Agent" means the principal placement agent on an agented placement of securities of the Company.

                  AOC Common Stock. "AOC Common Stock" shall mean (i) the common stock, par value $0.001 per share, of Aerial Operating Co., Inc. ("AOC"), and
(ii) shares of capital stock of AOC issued by AOC in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by AOC of shares of such common stock.

                  Commission. "Commission" shall mean the Securities and Exchange Commission.

                  Common Stock. "Common Stock" shall mean (i) the common stock, par value $1.00 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

                  Continuously Effective. "Continuously Effective", with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

                  Demand Registration. "Demand Registration" shall have the meaning set forth in Section 2.1(a).

                  Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  Investment Agreement. "Investment Agreement" means the Investment Agreement, dated as of September 8, 1998, by and among the Company, AOC, Telephone and Data Systems, Inc. and the Holder.

                  Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  Piggyback Registration. "Piggyback Registration" shall have the meaning set forth in Section 3.1.

                  Purchase Agreement. "Purchase Agreement" shall mean the Purchase Agreement, dated as of June 1, 1998, by and among the Company, AOC, Telephone and Data Systems, Inc. and the Holder.

                  Purchased Shares. "Purchased Shares" shall mean the 2,410,482 shares of AOC Common Stock initially acquired by the Holder pursuant to the Purchase Agreement.

                  Register, Registered and Registration. "Register", "registered", and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

                  Registrable  Securities.  "Registrable  Securities" shall mean
(i) the Shares owned by the Holder on the date of determination or (ii) any securities of any Person issued in exchange for or on conversion of Shares in any merger or reorganization of the Company owned by the Holder on the date of determination whether pursuant to Section 11.8 of the Investment Agreement or otherwise; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided further, the Company shall have no obligation under Sections 2 and 3 to register any Registrable Securities of the Holder if the Company shall deliver to the Holder an opinion of counsel reasonably satisfactory to such Holder and its counsel to the effect that the proposed sale or disposition by the Holder of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act, and offers to remove any and all Transfer restrictions and legends restricting Transfer from the certificates evidencing such Registrable Securities.

                  Registration Expenses. "Registration Expenses" shall have the meaning set forth in Section 6.1.

                  Registration Rights Period. "Registration Rights Period" means the period commencing on the fifth anniversary hereof and terminating on the earliest to occur of (i) the twentieth anniversary hereof, (ii) if the Holder or any Permitted Affiliate Transferee (as defined in the Investment Agreement) has Transferred any Purchased Shares or any securities acquired in exchange for or on conversion of such Purchased Shares, then the date, if any, on which the Holder and the Permitted Affiliate Transferees, in the aggregate, fail to maintain an Aggregate Converted Percentage (as determined pursuant to the Investment Agreement) equal to at least 5.3%, or (iii) if neither the Holder nor any Permitted Affiliate Transferee has Transferred any Purchased Shares, or any securities acquired in exchange for or on conversion of such Purchased Shares, then the date, if any, on which the Holder and the Permitted Affiliate
Transferees, in the aggregate, fail to maintain an Aggregate Converted Percentage equal to at least 2.1%.


                  Securities Act. "Securities Act" shall mean the Securities Act of 1933.

                  Selling Holder. "Selling Holder" shall mean, with respect to a specified registration of securities pursuant to this Agreement, the Holder if any of the Holder's Registrable Securities are included in such registration.

                  Shares. "Shares" shall mean any or all of the shares of Common Stock held by the Holder that are acquired by the Holder from the Company pursuant to the Investment Agreement, whether such acquisition by the Holder is by the purchase of Common Stock or by the exchange of AOC Common Stock for Common Stock.

                  Transfer. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of to an unaffiliated third party (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

                  Underwriters' Representative.  "Underwriters'  Representative"
shall mean the managing underwriter or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers for the sale of securities of the Company.

                  Violation.  "Violation"  shall have the  meaning  set forth in
Section 7.1.

                  1.2. Usage. (a) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

                  (b) References to Registrable Securities "owned" by the Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent.

                  (c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

                  (d) References to Sections are to sections hereof unless the context otherwise requires.

                  (e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

                  (f) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

                  (g) The term "hereof" and similar terms refer to this Agreement as a whole.

                  (h) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 11.2.


                  Section 2.  Demand Registration.

                  2.1. (a) If at any time during the Registration Rights Period, the Holder shall make a written request to the Company to register Registrable Securities then held by the Holder, the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration") and the Holder shall be entitled to have included therein all or such number of such Holder's Registrable Securities, as the Holder shall specify in writing; provided, however, that no request may be made pursuant to this Section 2.1 if within twelve (12) months prior to the date of such request a registration statement in connection with either a Demand Registration pursuant to this Section 2.1 or a Piggyback Registration pursuant to Section 3.1 shall have been declared effective by the Commission. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this
Section 2.1(a).

                  (b) The Company shall be entitled to (i) postpone the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, and (ii) after effectiveness of any Demand Registration statement prepared and filed pursuant to this Section 2.1, suspend the use of such Demand Registration statement and require the Selling Holder to suspend sales pursuant to the prospectus contained therein, if, in either case, the Board determines, in its good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition, divestiture, reorganization or other material transaction involving the Company or any of its majority-owned subsidiaries and the Company promptly gives the Holder notice of such determination; provided, however, that any such postponement and/or suspension pursuant to this Section 2.1(b) shall not, in the aggregate, exceed 180 days with respect to any one Demand Registration statement.

                  2.2. Following receipt of a request for a Demand Registration, the Company shall:

                  (a) File a registration statement with the Commission as promptly as practicable, and shall use the Company's reasonable best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary under applicable federal and state law to effect a registered public offering.

                  (b) Subject to Section 2.1(b), use the Company's reasonable best efforts to keep the registration statement relating to the Demand Registration Continuously Effective for up to 180 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in such registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration statement pursuant to this Section 2 is suspended, the foregoing period shall be extended by the aggregate number of days of such suspension.

                  2.3. During the Registration  Rights Period, the Company shall be obligated to effect no more than three (3) Demand Registrations. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holder and such interference is not thereafter eliminated, (ii) if, during the period that a Demand Registration Statement is effective immediately following a postponement or suspension by the Company pursuant to Section 2.1(b), the Selling Holder is unable to reasonably complete the offering and sale of Registrable Securities registered pursuant to such registration statement due to adverse market conditions and could have reasonably completed such offering and sale but for such postponement or suspension, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holder. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and
(y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 180 days, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

                  2.4. A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Selling Holder, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(a).

                  2.5. If any registration pursuant to this Section 2 involves an underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Selling Holder shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

                  Section 3.  Piggyback Registration.
                  3.1. If at any time during the Registration Rights Period the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holder) equity securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give the Holder of Registrable Securities written notice of such registration (a "Piggyback Registration"). Upon the written request of the Holder given within 30 days following the date of such notice, the Company shall cause to be included in such registration statement and use its reasonable best efforts to be registered under the Securities Act all the Registrable Securities that such Holder shall have requested to be registered; provided, however, that such right of inclusion shall not apply to any registration statement covering an underwritten offering of convertible debt securities; provided further, that, if Telephone and Data Systems, Inc. ("TDS"), the parent corporation of the Company, has assumed the rights and obligations of the Company under this Agreement and the Registrable Securities consist of a class of tracking stock of TDS, then such right of inclusion shall only apply to a registration statement covering an underwritten offering of such class of tracking stock; and provided further, that no request may be made pursuant to this Section 3.1 if within twelve (12) months prior to the date of such request a registration statement in connection with either a Demand Registration pursuant to Section 2.1 or a Piggyback Registration pursuant to this Section 3.1 shall have been declared effective by the Commission. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to the Holder.

                  3.2. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to the Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering or the timing thereof, then the Company will include in such registration, to the extent of the amount which the Company is so advised can be sold without such material adverse effect: (i) first, all securities proposed to be sold by the Company for its own account; (ii) second, the Registrable Securities requested to be included in such registration by the Holder pursuant to this Section 3, and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, pro rata based on the estimated gross proceeds from the sale thereof; and (iii) third, all other securities requested to be included in such registration.

                  3.3. During the Registration Rights Period, the Holder shall be entitled to have its Registrable Securities included in up to five (5) Piggyback Registrations pursuant to this Section 3.


                  Section 4.  Registration  Procedures.  Whenever required under
Section 2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as promptly as practicable:

                  4.1.  Prepare  and file  with the  Commission  a  registration statement with respect to such Registrable Securities and use the Company's reasonable best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holder copies of all such documents in the form substantially as proposed to be filed with the Commission prior to filing for review and comment by such counsel.

                  4.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.5.
Pending such amendment or supplement the Holder shall cease making offers or Transfers of Registerable Shares pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its reasonable best efforts to maintain the Continuously Effective status of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

                  4.3. Furnish to the Selling Holder, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as the Selling Holder may reasonably request in order to facilitate the disposition of all Registrable Securities included in the registration.

                  4.4. Use the Company's reasonable best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions of the United States as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, in those states designated by the Selling Holder), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  4.5. In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Selling Holder and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Securities, including making reasonably available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any significant out-of-pocket expense pursuant to this sentence.

                  4.6. Promptly notify the Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

                  4.7. Make available for inspection by the Selling Holder, any underwriter participating in such offering and the representatives of the Selling Holder and Underwriter (but not more than one firm of counsel to the Selling Holder), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of the Selling Holder and Underwriter the reasonable opportunity to discuss the business affairs and financial statements of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the Selling Holder agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

                  4.8. Use the Company's reasonable best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holder, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Selling Holder. The Company shall furnish to the Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling shareholders who receive such comfort letters or opinions.

                  4.9. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

                  4.10. Use the Company's reasonable best efforts to cause the Registrable Securities covered by such registration statement (i) to be listed on a securities exchange or included for quotation in a recognized trading market to the extent that the Common Stock is so listed or included, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holder lawfully to consummate the disposition of such Registrable Securities.

                  4.11. Use the Company's reasonable best efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement filed hereunder including Registrable Securities.

                  4.12. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.


                  Section 5. Holder's Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of the Selling Holder that the Selling Holder shall:

                  5.1. Furnish to the Company such information regarding the Selling Holder, the number of the Registrable Securities owned by it and the intended method of disposition of such securities as shall be required to effect the registration of the Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration;

                  5.2.  Agree  to  sell  its   Registrable   Securities  to  the
underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons, if any, on whose behalf the registration statement is being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Selling Holder (in the case of a registration under Section 2) or the Company and the Selling Holder (in the case of a registration under Section 3).


                  Section 6. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

                  6.1. With respect to each Demand Registration, the Selling Holder shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registration, including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of counsel for the Selling Holder, and the management fees, underwriting discounts and commissions relating to the Selling Holder's Registrable Securities included in such registration (collectively, the "Registration Expenses").

                  6.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3; provided, however, that the Selling Holder shall pay (i) the fees and disbursements of counsel for the Selling Holder and (ii) the management fees, underwriting discounts and commissions relating to the Selling Holder's Registrable Securities included in such registration.

                  6.3. Any failure of the Selling Holder or the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Selling Holder or the Company, as applicable, of its obligations under this Agreement.


                  Section 7. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

                  7.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless the Selling Holder, each Person, if any, who controls the Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of the Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, any amendments or supplements thereto or any documents incorporated by reference therein (collectively, the "Registration Statement");

                  (ii) The omission or alleged omission to state in the Registration Statement a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                  (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration.

                  7.2. To the extent permitted by applicable law, the Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the Selling Holder, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the gross proceeds from the applicable offering received by the Selling Holder.

                  7.3. Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one firm of attorneys (together with appropriate local counsel) separate from its own counsel at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  7.4. If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:

                  (a) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  7.5. If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

                  7.6. The obligations of the Company and the Selling Holder under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement.


                  Section 8. Holdback. The Holder, if so requested by the Underwriters' Representative or Agent in connection with an offering of any securities covered by a registration statement filed by the Company, whether or not the Holder's securities are included therein, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 15- day period prior to, and during the 180-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date in writing by the Company or such Underwriters' Representative or Agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of the Holder until the end of such period.

                  Section 9. Amendment, Modification and Waivers; Further Assurances. (a) This Agreement may not be amended, modified or supplemented except by an agreement in writing executed by each of the Company and the Holder.

                  (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

                  (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

                  Section 10.  Assignment and Assumption.

                  Section 10.1. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Holder to any person who purchases such Registrable Securities from the Holder, except (i) as provided in the Investment Agreement or (ii) to one or more "affiliates" of the Holder within the meaning of Rule 144(a)(1) adopted by the Commission pursuant to the Securities Act.

                  10.2 Assumption Upon Merger, Consolidation or Reorganization. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, before such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to be references to the securities which the Holder would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holder is entitled to receive in exchange for its Registrable Securities (i) cash or (ii) securities which may be sold without registration or other restriction under the Act.

                  Section 11.  Miscellaneous.

                  11.1. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                  11.2. Notices. All notices, requests and other communications hereunder shall be in writing and shall be made by hand delivery, facsimile, or overnight air courier guaranteeing next day delivery, as follows:

                  (a)  If to the Company, at:

                           Aerial Communications, Inc.
                           8410 West Bryn Mawr Avenue
                           Suite 1100
                           Chicago, Illinois  60631
                           Attention:  Donald W. Warkentin
                           Telephone:  (773) 399-4145
                           Facsimile:  (773) 399-7997

                  with a copy (which shall not constitute notice) to:

                           Telephone and Data Systems, Inc.
                           30 North LaSalle Street
                           Suite 4000
                           Chicago, Illinois  60602
                           Attention:  LeRoy T. Carlson, Jr.
                           Telephone:  (312) 630-1900
                           Facsimile:  (312) 630-9299
                  and a copy (which shall not constitute notice) to:

                           Sidley & Austin
                           One First National Plaza
                           42nd Floor - SW
                           Chicago, Illinois  60603
                           Attention:  Michael G. Hron, Esq.
                           Telephone:  (312) 853-2030
                           Facsimile:  (312) 853-7036


                  (b)  if to the Holder, at:

                           SONERA LTD.
                           P.O. Box 106
                           FIN-00051-TELE
                           Teollisuuskatu 15, HELSINKI
                           Attention: Maire Laitinen, Esq.
                           Telephone:  011-35-8-2040-3641
                           Facsimile:  011-35-8-2040-3414


                  with a copy (which shall not constitute notice) to:

                           Patton Boggs, L.L.P.
                           2550 M. Street, N.W.
                           Washington, D.C.  20037-1350
                           Attention:  Richard M. Stolbach, Esq.
                           Telephone:  (202) 457-6324
                           Facsimile:  (202) 457-6315


or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section
11.2. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when receipt confirmed, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

                  11.3. Entire Agreement; Integration. This Agreement supersedes all prior agreements between or among either of the parties hereto with respect to the subject matter contained herein and embodies the entire understanding among the parties relating to such subject matter.

                  11.4. Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

                  11.5. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

                  11.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

                  11.7. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

                  11.8. Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

                  11.9. Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on the earlier to occur of (i) the expiration of the Registration Rights Period or (ii) such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

                  11.10. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

                  11.11. No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  11.12. Compliance with Rule 144. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees to use its reasonable best efforts during the Registration Rights Period to:

                  (a) if the Company is required to file reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), file with the Commission, as and when applicable, on a timely basis, all reports required to be filed by the Company under the Exchange Act; or

                  (b) if the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph
(c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holder to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

                                    * * * * *

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

AERIAL COMMUNICATIONS, INC.



By:      /s/ Donald W. Warkentin
         -------------------------------
         Donald W. Warkentin
         President and Chief Executive Officer





SONERA LTD.


By:      /s/ Aulis Salin
         ----------------------------
Name:    Aulis Salin
         ----------------------------
Title:   President  and CEO
         ----------------------------




                SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT,
                         DATED AS OF SEPTEMBER 8, 1998,
               BETWEEN AERIAL COMMUNICATIONS, INC. AND SONERA LTD.